J2 GLOBAL COMMUNICATIONS, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                       THREE MONTHS ENDED
                                                            MARCH 31,
                                                  -----------------------------
                                                      2004             2003
                                                  ------------     ------------
Revenues
     Subscriber                                   $     22,062     $     14,454
     Advertising                                           761              612
     Licensing and Other                                   119              142
                                                  ------------     ------------

     Total revenue                                      22,942           15,208

Cost of revenues                                         3,640            3,010
                                                  ------------     ------------

     Gross profit                                       19,302           12,198
                                                  ------------     ------------

Operating expenses:
     Sales and marketing                                 3,779            2,510
     Research, development and engineering               1,050            1,026
     General and administrative                          4,482            3,468
                                                  ------------     ------------

     Total operating expenses                            9,311            7,004

Operating earnings                                       9,991            5,194

Other income, net                                          186               74
                                                  ------------     ------------

Earnings before income taxes                            10,177            5,268

Income tax expense                                       3,778              235
                                                  ------------     ------------

Net earnings                                      $      6,399     $      5,033
                                                  ============     ============

Basic net earnings per share                      $       0.28     $       0.23
                                                  ============     ============

Diluted net earnings per share                    $       0.25     $       0.20
                                                  ============     ============

Basic weighted average shares outstanding           23,121,054       22,291,340
                                                  ============     ============

Diluted weighted average shares outstanding         25,564,338       24,697,258
                                                  ============     ============

                         J2 GLOBAL COMMUNICATIONS, INC.
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                    MARCH 31,      DECEMBER 31,
                                                      2004             2003
                                                  ------------     ------------
ASSETS
     Cash and cash equivalents                    $     46,989     $     46,882
     Short-term investments                              6,446            8,539
     Accounts receivable, net                            7,509            5,877
     Prepaid expenses and other                          2,833            2,571
     Deferred income taxes                               6,426           10,004
                                                  ------------     ------------
     Total current assets                               70,203           73,873

     Long-term investments                              13,944            8,408
     Furniture, fixtures and equipment, net              6,305            6,594
     Goodwill                                           15,616           15,616
     Other purchased intangibles, net                    7,466            2,320
     Other assets                                          284              329
     Deferred income taxes                               6,046            5,716
                                                  ------------     ------------

     TOTAL ASSETS                                 $    119,864     $    112,856
                                                  ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
     Accounts payable and accrued expenses        $      3,984     $      4,010
     Deferred revenue                                    5,104            4,698
     Current portion of long-term debt                     530            1,022
                                                  ------------     ------------
     Total current liabilities                           9,618            9,730

     Long-term debt                                        335              221
                                                  ------------     ------------
     Total liabilities                                   9,953            9,951


     Total stockholders' equity                        109,911          102,905
                                                  ------------     ------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $    119,864     $    112,856
                                                  ============     ============

                         J2 GLOBAL COMMUNICATIONS, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                    THREE MONTHS ENDED MARCH 31,
                                                                   ------------------------------
                                                                       2004              2003
                                                                   ------------      ------------
Cash flows from operating activities:
          Net earnings                                             $      6,399      $      5,033

     Adjustments to reconcile net earnings to net cash
     provided by operating activities:
          Depreciation and amortization                                   1,028               919
          Compensation in exchange for note reduction                        43                43
          Deferred income taxes                                           3,248                --
          Tax benefit of non-qualifying stock option exercises              369               203

     Decrease (increase) in:
          Accounts receivable                                            (1,237)              341
          Interest receivable                                               (17)              (18)
          Prepaid expenses                                                  374               243
          Other assets                                                     (295)              (91)

     (Decrease) increase in:
          Accounts payable                                                  (59)           (1,644)
          Deferred revenue                                                  399               279
                                                                   ------------      ------------

          Net cash provided by operating activities                      10,252             5,308
                                                                   ------------      ------------

Cash flows from investing activities:
          Redemption (purchase) of investments                           (3,443)               --
          Purchases of furniture, fixtures and equipment                   (319)             (300)
          Proceeds from sale of equipment                                    --                73
          Acquisition of business, net of cash received                  (6,020)             (175)
          Purchase of intangible asset                                      (74)               --
          Advance of note receivable                                         --               (11)
          Repayment of note receivable                                       --                20
                                                                   ------------      ------------

          Net cash used in investing activities                          (9,856)             (393)
                                                                   ------------      ------------

Cash flows from financing activities:
          Issuance of common shares issued under Employee
             Stock Purchase Plan                                            114                90
          Exercise of stock options and warrants                            124             1,257
          Repayments of long-term debt and capital leases                  (527)             (310)
                                                                   ------------      ------------

          Net cash provided by (used in) financing activities              (289)            1,037
                                                                   ------------      ------------

          Net increase in cash                                              107             5,952

          Cash and cash equivalents, beginning of period                 46,882            32,777
                                                                   ------------      ------------

          Cash and cash equivalents, end of period                 $     46,989      $     38,729
                                                                   ============      ============

                         J2 GLOBAL COMMUNICATIONS, INC.
                   UNAUDITED RECONCILIATION OF FREE CASH FLOW
                                 (IN THOUSANDS)



Free Cash Flow amount is not meant as a substitute for GAAP, but is solely for informational purposes. The following table illustrates the adjustments and reconciles Free Cash Flow data to that reported in the financial statements.




                                                         THREE MONTHS ENDED MARCH 31,
                                                        ------------------------------
                                                            2004              2003
                                                        ------------      ------------
Net cash provided by operating activities               $     10,252      $      5,308

Deduct:
     Purchases of furniture, fixtures and equipment             (319)             (300)
                                                        ------------      ------------

Free Cash Flow (1)                                      $      9,933      $      5,008
                                                        ============      ============





(1) Free Cash Flow represents cash flow from operations calculated in accordance with generally accepted accounting principles ("GAAP") after deducting capital expenditures. The Company believes that Free Cash Flow is a useful measure of operating performance because it better reflects the resources generated that could be utilized for strategic opportunities including, among others, to invest in the business, make strategic acquisitions, strengthen the balance sheet and repurchase stock. Free Cash Flow is not determined in accordance with GAAP and should not be considered as an alternative to historical financial results presented in accordance with GAAP.